United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy
Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CDRE	New York Stock Exchange

Item 8.01 Other Items.

On July 15, 2024, Cadre Holdings, Inc. (the “Company”) determined that the Company had experienced a cybersecurity incident in which an unauthorized third party gained access to certain technology systems of the Company. Following detection of the incident with its security tools, the Company immediately initiated its standard response protocols to contain, assess and remediate the incident, including beginning an investigation with outside experts, activating its incident response plan, notifying federal law enforcement, and taking certain systems offline in an abundance of caution. The Company’s investigation and response remains ongoing.

The Company is in the early stages of its investigation and assessment of this incident, and therefore the full scope, nature and impact of the incident has not yet been determined. Although certain of the Company’s operations have been affected, the Company is unable to determine at this time whether the incident has had or is reasonably likely to have a material impact on the Company’s financial condition or results of operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s current beliefs, understanding and expectations regarding the cybersecurity incident and its anticipated impact on the Company’s business, operations and financial results. Factors that could cause actual results to differ from those expressed in these forward-looking statements include the ongoing assessment of the cybersecurity incident; legal, reputational and financial risks resulting from the cybersecurity incident or additional cybersecurity incidents; and the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q. Unless required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2024

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:	Blaine Browers
Title:	Chief Financial Officer